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EXHIBIT 10.1

________________________________________________________________________________

                        ASSET PURCHASE AND SALE AGREEMENT

Between

BONGIOVI ENTERTAINMENT, INC., A NEVADA
CORPORATION

Seller

And

Anthony Bongiovi, Jr., Ronald E. Simmons, Anthony Ferguson and Joseph G. Butera, Jr., Greyfield Consulting

Buyers

                            DATED AS OF JUNE____, 2004





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                        ASSET PURCHASE AND SALE AGREEMENT

         This ASSET PURCHASE AND SALE AGREEMENT (this "Agreement") dated as of June___, 2004, between Bongiovi Entertainment, Inc., a Nevada corporation ("Bongiovi" or the "Company" or "Seller") and the parties named on the attached SCHEDULE A (individually, a "Buyer" and collectively "Buyers"). Capitalized terms used in this Agreement shall have the meanings ascribed thereto in this Agreement.

                                    RECITALS

WHEREAS, the Company and the Buyers entered into an agreement and plan of reorganization dated as of September 10, 2002 (the "Reorganization"); and

WHEREAS, as a part of the Reorganization, the Company signed a note in the amount of $600,000 dated September 10, 2002 in favor of Samartan Development Ltd. (the "Note"), which Note is unpaid and outstanding as of the date hereof; and

WHEREAS, the Seller desires to sell to the Buyers and the Buyers desire to purchase from the Seller, those assets and property of Seller and those liabilities of Seller specified herein, on the terms and conditions contained in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                       PURCHASE AND SALE OF ASSETS; PRICE

1.1 PURCHASE AND SALE OF ASSETS. Seller shall sell, assign, and deliver to Buyers and Buyers shall purchase and accept, on the closing date, all the assets and properties listed on SCHEDULE 1.1, attached hereto and incorporated by reference (collectively, the "Transferred Assets" or "Assets") other than the Excluded Assets (as defined in section 1.2 hereof).

1.2 EXCLUDED ASSETS. Notwithstanding any other provision of this Agreement, the Seller shall retain and shall not transfer to the Buyers any of the assets contained on SCHEDULE 1.2 (the "Excluded Assets").

1.3  PURCHASE PRICE.

         1.3.1 PURCHASE PRICE. As the aggregate consideration for the Transferred Assets, Buyers shall transfer to Seller 16,000,000 shares of Bongiovi, currently owned by Buyers.

         1.3.2 ASSUMPTION OF LIABILITIES. Buyers accept the grant, conveyance, assignment and transfer of the Assets as provided in Section 1.1 and as additional consideration for Seller's transfer of Assets, the Buyers agree to irrevocably

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                  and unconditionally assume any and all of the liabilities
                  (including taxes) of Seller and its subsidiary incurred or accrued up to the date of Closing, except those liabilities described on the list attached as Schedule 1.3.2 (the "Excluded Liabilities").

1.4 PAYMENT. At the Closing, as defined in Article 7 hereof, the Buyers shall deliver to the Seller the agreed upon Purchase Price pursuant to Section 1.3(1) of this Agreement.

                                    ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         The parties intend that the sale of the Transferred Assets shall be "where is, as is" and that the representations and warranties of the Seller shall be limited in accordance with such intent; the Seller therefore makes only the following limited representations and warranties:

2.1 ORGANIZATION, OUTSTANDING SHARES AND GOOD STANDING. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, as evidenced in the certificate of good standing attached hereto under Schedule 2.1. The total number of shares of common stock of the Seller issued and outstanding as of the date hereof is 20 million.

2.2 AUTHORIZATION, ETC. The Seller has the power and authority to enter into this Agreement, to perform its obligations hereunder, to transfer the Transferred Assets, and to carry out the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Seller, and this Agreement is the legal, valid, and binding obligation of the Seller enforceable according to its terms, except (a) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, general principles of equity, or similar laws now or hereafter in effect relating to creditors' rights and (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought.

2.3 NO VIOLATION. To the best of Seller's knowledge, none of the execution and delivery of this Agreement by Seller, the performance by Seller of its obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby will (a) violate any provision of the charter documents of Seller, (b) violate, or be in conflict with, or permit the termination of, or constitute a default under or breach of, or cause the acceleration of the maturity of, any contract, debt, or other obligation of Seller, which violation, conflict, default, breach, termination or acceleration, either individually or in the aggregate with all other such violations, conflicts, defaults, breaches, terminations and accelerations, would have a material adverse effect on the business, assets or financial condition of Seller, (c) require the consent of any other party to, or result in the creation or imposition of any lien upon any property or assets of Seller under any agreement or commitment to which Seller is a party or by which Seller is bound, or (d) violate any statute or law or any judgment, decree, order, regulation, or rule of any court or governmental authority to which Seller is subject.

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2.4 LITIGATION. Except as described on Schedule 2.4 attached hereto, Seller has no knowledge of any action pending or threatened against Seller, or any properties or rights of Seller, that questions or challenges the validity of this Agreement, nor any action taken or to be taken by Seller pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby, and Seller does not know of any such action that may be asserted. Seller does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

2.5 NO LIENS. Except as described on SCHEDULE 2.5 attached, Seller has no knowledge of any perfected liens or perfected security interests encumbering any of the Transferred Assets.

2.6 NO REMOVAL OF ASSETS. Prior to Closing, Seller will not transfer or remove any of the assets contained on Schedule 1.1 from the Company, without the express written consent of Buyers.

2.7 BROKERS' FEES. Neither this Agreement nor the consummation of the transactions contemplated hereby was induced by or procured through any person acting on behalf of, or representing, the Seller as a broker, finder, investment banker, financial advisor in any similar capacity. No broker or finder has acted directly or indirectly for the Seller in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commission in respect thereof based in any way on the actions or statements of, or the agreements, arrangements, or understandings made with Seller; and no person (other than the Buyer) currently has any right or option of any type to acquire, directly or indirectly, any interest in the Transferred Assets.

2.8 EXCHANGE ACT FILINGS. Except as set forth in Seller's Schedules, Seller has, in all Exchange Act filings, complied in all material respects with the reporting requirements of the rules and regulations of the Securities Exchange Act of 1934. The information contained in each Exchange Act filing of the Seller is true and correct in all material respects as of the date thereof, and no reporting act document contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the date thereof. To the best knowledge of current management of the Seller, there is no outstanding negative matters which are outstanding concerning reports filed with the SEC by Seller prior to the Closing hereof.

2.9 FINANCIAL STATEMENTS. All the financial statements included in the SEC reports filed by Seller after September 10, 2002, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The Seller balance sheets present fairly as of their respective dates the financial condition of Seller.

                  1. The books and records, financial and others, of Seller are in all material respects complete and correct and have been maintained in accordance with good business accounting practices;

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                  2.       Seller has no liabilities with respect to the payment
                           of any federal, state, county, local or other taxes, current or accrued (including any deficiencies, interest or penalties);

                  3. As of the date of Closing, as defined herein the Seller has: (i) no receivables; (ii) no accounts payable; (iii) except as stated herein or in the Seller Schedules, no liabilities, whether absolute, accrued, known or unknown, contingent or otherwise, whether due or to become due, including, without limitation, liabilities as guarantor under any guaranty or other governmental charges;

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Each Buyer, jointly and severally, represents and warrants to Seller as follows:

3.1 OWNERSHIP OF STOCK. Buyers are the lawful owners of all of the shares of Common Stock to be transferred to the Seller, which shall be free and clear of all liens, encumbrances, restrictions and claims of every kind and character, other than any of the foregoing arising from actions by Seller as of the Closing Date or restrictions imposed by federal and state securities laws. The delivery to Seller of the Stock pursuant to the provisions of this Agreement will transfer to Seller valid title thereto, free and clear of any and all Encumbrances.

3.2 AUTHORIZATION, ETC. The Buyers have full power and authority to enter into this Agreement to perform their obligations hereunder, and to carry out the transactions contemplated hereby. The Buyers have taken, or will take before the Closing Date, all actions required by law or charter document to authorize (a) the execution and delivery of this Agreement, and (b) the performance of their obligations hereunder. This Agreement has been duly executed and delivered by the Buyers and this Agreement is the legal, valid, and binding obligations of the Buyers enforceable according to its terms, except (a) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, general principles of equity, or similar laws now or hereafter in effect relating to creditors' rights and (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought.

3.3 NO VIOLATION. To the best of Buyers' knowledge, none of the execution and delivery of this Agreement by the Buyer, the performance by the Buyers of their obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby will (a) violate any provision of the charter documents of any Buyer, (b) violate, or be in conflict with, or permit the termination of, or constitute a default under or breach of, or cause the acceleration of the maturity of, any contract, debt, or other obligation of any of the Buyers, which violation, conflict, default, breach, termination or acceleration, either individually or in the aggregate with all other such violations, conflicts, defaults, breaches, terminations and accelerations, would have a material adverse effect on the business, assets or financial condition of the Buyers, (c) require the consent of any other party to, or result in the creation or imposition of any lien upon any property or assets of the Buyers under any agreement or commitment to which any Buyer is party or by which any Buyer is bound, or (d) to the knowledge any Buyer, violates any statute or law or any judgment, decree, order, regulation, or rule of any court or governmental authority to which any Buyer is subject.

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3.4 LITIGATION. There is no action pending or threatened against any Buyer, or any properties or rights of any Buyer, that questions or challenges the validity of this Agreement, nor any action taken or to be taken by any Buyer pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby, and no Buyer knows of any such action that may be asserted.

3.5 BROKERS' FEES. Neither this Agreement nor the consummation of the transactions contemplated hereby was induced by or procured through any person acting on behalf of, or representing, the Buyers or any affiliate of the Buyers as a broker, finder, investment banker, financial advisor in any similar capacity; and no broker or finder has acted directly or indirectly for the Buyers or any affiliate of the Buyers in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commission in respect thereof based in any way on the actions or statements of, or the agreements, arrangements, or understandings made with Buyers or any affiliate of the Buyers.

3.6 LIABILITIES. As of the date of Closing, as defined herein, Bongiovi Entertainment, Inc. has no accounts payable and except as stated herein or in the Schedules, no liabilities, whether absolute, accrued, known or unknown, contingent or otherwise, whether due or to become due, including, without limitation, liabilities as guarantor under any guaranty or other governmental charges.

                                    ARTICLE 4
                        CONDITIONS TO BUYER'S OBLIGATIONS

     The obligation of the Buyers under this Agreement to consummate the Closing on the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Seller contained herein (including, without limitation, all exhibits hereto and thereto), and in all certificates and documents delivered by the Seller shall be true and accurate in all material respects as of the Closing Date, except for changes permitted or contemplated by this Agreement.

4.2 PERFORMANCE. The Seller shall have performed and complied in all material respects with all agreements, obligations, and conditions required by this Agreement to be performed or complied with by the Seller on or before the Closing Date.

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4.3 DOCUMENTS DELIVERED. The following documents have been or will be delivered in connection with the Closing:

      4.3.1 BILL OF SALE. Buyers shall have received the Bill of Sale dated as of the Closing Date, substantially in the form of SCHEDULE 4.3.1, duly executed by the Seller.

     4.3.2 APPROVAL OF BOARD OF DIRECTORS OF SELLER. Buyers shall have received a copy of minutes of the Seller's Board of Directors approving this Agreement and the sale of assets contemplated herein and the determination of the Board of Directors that the price for the assets was fair.

4.4 SEC FILINGS. The Seller shall have filed a report on Form 10-KSB for the fiscal year ended December 31, 2003 with the Securities and Exchange Commission prior to the Closing Date.

4.5 IRS TAX RETURNS. The Seller shall have filed all required tax returns with the Internal Revenue Service prior to the Closing Date, and copies of which shall be provided at the Closing (for the fiscal years 2002 and 2003).

4.6 NO UNPAID LIABILITIES. The Buyers shall pay for all incurred and accrued liabilities of the Company as soon as practicable after the Closing Date, including but not limited to any accrued and outstanding legal fees, accounting fees or transfer agent fees.

4.6 NAME CHANGE. The Seller shall change its name from "Bongiovi Entertainment, Inc." to another name of its choice within 30 days from the Closing Date if all the conditions of this Article 4 are satisfied as of the Closing Date.

                                    ARTICLE 5
                       CONDITIONS TO SELLER'S OBLIGATIONS

     The obligation of the Seller under this Agreement to consummate the Closing on the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Buyers contained herein (including, without limitation, all exhibits hereto and thereto), and in all certificates and documents delivered by the Buyers shall be true and accurate in all material respects as of the Closing Date, except for changes permitted or contemplated by this Agreement.

5.2 PERFORMANCE. The Buyers shall have performed and complied in all material respects with all agreements, obligations, and conditions required by this Agreement to be performed or complied with by the Seller on or before the Closing Date.

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5.3 RESIGNATIONS. The Buyers agree to resign from their respective positions as officers and directors of the Seller as of the Closing Date and appoint the designees of Samartan Developments, Ltd. as their respective successors. The respective resignations of the Buyers shall be tendered to the Seller at the Closing.

5.4 DOCUMENTS DELIVERED. The following documents have been or will be delivered in connection with the Closing:

     5.4.1 SHARE CERTIFICATES. The Buyers shall deliver to Seller's representative the share certificates representing the purchase price, medallion guaranteed and free and clear of all liens, encumbrances, restrictions and claims of every kind and character, other than any of the foregoing arising from actions by Seller as of the Closing Date or as a result of restrictions imposed by federal or state securities laws.

                                    ARTICLE 6
                              CLOSING; CLOSING DATE

     The closing (the "Closing") will be held on or before May 15, 2004, or at such other time and place as the parties hereto may mutually agree upon in writing (the "Closing Date"), at which Closing the documents and instruments referred to in Articles 4 and 5 will be delivered by the parties.

                                    ARTICLE 7
                         CERTAIN POST-CLOSING COVENANTS

7.1 TRANSITION. Seller shall, after the Closing Date, provide reasonable cooperation with Buyers to insure an orderly transition of the Transferred Assets to Buyers and Seller shall use its commercially reasonable best efforts to assist Buyers to obtain any required consents to any assignment.

7.2 MAINTENANCE OF RECORDS. Subsequent to the Closing Date, the Seller shall, at the Buyer's expense, permit the Buyers, from time to time, to inspect and copy such books of account and other records relating to the Transferred Assets and to utilize the services of the Buyer's employees, all as may be necessary or convenient to enable the Buyers to prepare and file tax returns. Until the sixth anniversary of the closing Date, the Seller shall not, without the prior written consent of the Buyers or its successors in interest, destroy or dispose of any records. In addition, Buyers shall provide to Seller subsequent to Closing all information necessary to allow Seller to properly prepare and file all reports required to be filed pursuant to the Securities act of 1933 or the Exchange Act.

7.3 SEC FILINGS. Form 10-KSB shall be filed by the Closing Date. The Buyers and the Seller will fully cooperate in preparation of Form 10-QSB for the quarter ended March 31, 2004, and make all the necessary records available.

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7.4 FURTHER ASSURANCES. Before and after the Closing Date, each party hereto shall execute and deliver such instruments and take such other actions as any other party may reasonably request for the purpose of carrying out the intent of this Agreement. Prior to Closing, each party hereto shall use its best efforts to cause the transactions contemplated by this Agreement to be consummated and, without limiting the generality of the foregoing, to obtain all consents and authorizations of government agencies and third parties and to make all filings with and give all notices to government agencies and third parties that may be necessary or reasonably required to effect the transactions contemplated by this Agreement. The Seller shall give prompt notice to the Buyers, after receipt thereof by the Seller, of (a) any notice of, or other communication relating to, any default or event that, with notice or lapse of time or both, would become a default under any indenture, instrument, or agreement material to the Seller, to which the Seller is a party or by which the Seller is bound, and (b) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement. Each party shall deliver to the other by the Closing Date appropriate evidence of the approval of its partners, board of managing directors, and board of directors, as the case may be, of this Agreement and the transactions contemplated hereby.

                                    ARTICLE 8
                                 INDEMNIFICATION

8.1 INDEMNIFICATION BY BUYERS. The Buyers, their successors, and assigns shall indemnify and hold the Seller and its successors and assigns (including its officers and directors appointed or elected following the Asset Purchase) harmless in respect of any and all damages incurred by the Seller and its successors and assigns in connection with each and all of the following:

     8.1.1 Any claim by any person or other entity for any broker's or finder's fee or similar fee charged for commission that arises from any action, statement, or commitment made by the Buyers or their agents or any affiliate of the Buyers.

     8.1.2 Any breach or other failure to perform any covenant, agreement, or obligation of the Buyers contained in this Agreement or any other instrument executed by Buyers in connection herewith.
     8.1.3 Any breach of any representations or warranty by the Buyers contained in this Agreement or any other instrument contemplated hereby or thereby, in particular (but not by way of limitation), Sections 3.4 (litigation) and 3.6 (liabilities) and any schedules related thereto.

     8.1.4 Any claim or cause of action arising out of or as a result of the actions or omissions of any of the Buyers while acting in their capacity as officers and directors of the Seller prior to the Asset Purchase.

     The representations and warranties of Buyers herein will survive the Closing for one year; provided however, that any claim for which written notice has been given under Section 8.3 and 10.3 within one year of Closing will survive until resolved by settlement or adjudication.

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8.2 NOTICE AND DEFENSE OF CLAIM. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the "Indemnified Party") shall provide written notice to the other party (the "Indemnifying Party") within sixty (60) days of becoming aware of the right to indemnification and, as expeditiously as possible thereafter, the facts constituting the basis for such claim. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such claim or legal proceeding with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such action, with its counsel and at its own expense. If the Indemnifying Party does not assume the defense of any such claim or litigation resulting therefrom, the Indemnified Party may, but shall not be obligated to, defend against such claim or litigation in such manner as it may deem appropriate including, but not limited to, settling such claim or litigation, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any Damages resulting therefrom.

                                    ARTICLE 9
                                   TERMINATION

9.1 TERMINATION. This Agreement may be terminated at any time before the Closing
Date:

     9.1.1    by mutual consent of the Buyers and the Seller;

     9.1.2 by either the Buyers or the Seller if the Closing has not occurred on or before May 15, 2004, provided that this provision shall not be available to the party who fails or refuses to consummate the transactions contemplated herein or to take any other action referred to herein as necessary to consummate the transactions contemplated hereby in breach of such party's obligations contained herein, and

     9.1.3 by either the Buyers or the Seller if there has been a material breach on the part of the other party in any material representation, warranty or covenant set forth in this Agreement.

9.2 EFFECT OF TERMINATION. In the event of termination of this Agreement as expressly permitted under Section 9.1, this Agreement shall forthwith become void and there shall be no liability on the part of either the Seller, the Buyers, or their respective officers, directors or affiliates; provided, however, that if such termination occurs pursuant to Section 9.1.3 and resulted from the material misrepresentation or material breach by a party of the covenants of such party contained in this Agreement, such party shall be fully liable for any and all damages sustained or incurred as a result of such breach. In the event of termination hereunder before the Closing, each party shall return promptly to the other party all documents, work papers, and other material of the other party furnished or made available to such party or its representatives or agents and all copies thereof.

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                                   ARTICLE 10
                                  MISCELLANEOUS

10.1 AMENDMENT AND MODIFICATION; WAIVER OF COMPLIANCE. Subject to law, this Agreement may be amended, modified, and supplemented only by written agreement signed by the Buyers and the Seller. Any failure by any party to this Agreement to comply with any obligation, covenant, agreement, or condition contained herein may be expressly waived in writing by the other party hereto, but such waiver or failure to insist upon strict compliance shall not operate as waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 10.1.

10.2 FEES AND EXPENSES. Except as otherwise provided herein, each of the parties hereto will pay its own fees and expenses (including attorneys' and accountants' fees, legal costs, and expenses) incurred in connection with this Agreement and the consummation of the transactions contemplated hereby and thereby.

10.3 NOTICES. All notices, requests, demands, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given if delivered by hand, overnight courier, telefax, or mailed certified or registered mail with postage prepaid as to Buyers or the Seller, respectively at the addresses indicated on the signature page.

10.4 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interest, or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party.

10.5 GOVERNING LAW. This Agreement will be governed as to validity, interpretation, construction, effect and all other respects by internal laws of the State of Nevada. The Buyers and Seller agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively before the American Arbitration Association for arbitration in its offices in Orange County, California. The arbitrators shall render a written opinion. Any award the arbitrators make shall be final and binding on both parties, and judgment on it may be entered in any court having jurisdiction. The arbitrators are authorized to award attorneys' fees and expenses to the prevailing party in any such arbitration.

10.6 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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10.7 HEADINGS. The headings contained in this Agreement are inserted for convenience only and shall not constitute a part hereof.

10.8 ENTIRE AGREEMENT. This Agreement, including the appendices and exhibits hereto and other documents referred to herein which form a part hereof, embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements and understandings between the parties with respect to such subject matter, including, by way of illustration and not by limitation, any term sheet or letter of intent agreed to by the parties hereto prior to the date hereof. There are no restrictions, promises, warranties, covenants, or undertakings other than those expressly set forth or referred to herein.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above stated.

SELLER:

BONGIOVI ENTERTAINMENT, INC.
        /s/Ronald E. Simmons
By: ________________________________
Title:  President

BUYERS:
/s/ Anthony C. Bongiovi, Jr.
__________________________________
Anthony C. Bongiovi, Jr.
/s/ Ronald E. Simmons
__________________________________
Ronald E. Simmons
/s/ Anthony Ferguson
__________________________________
Anthony Ferguson
/s/ Joseph G. Butera, Jr.
__________________________________
Joseph G. Butera, Jr.

ACKNOWLEDGED BY:

SAMARTAN DEVELOPMENT, LTD.

By:_____________________________
Its:____________________________

                                   SCHEDULE A
                                   ----------

                                               Number of Shares of
Name, Address                                  Bongiovi
                                               Common Stock

Anthony C. Bongiovi, Jr.                       3,984,558
c/o Bongiovi Entertainment, Inc.

Anthony Ferguson                               3,984,558
c/o Bongiovi Entertainment, Inc.

Ronald E. Simmons                              3,984,558
c/o Bongiovi Entertainment, Inc.

Joseph G. Butera, Jr.                          3,984,558
c/o Bongiovi Entertainment, Inc.

Greyfield Consulting                              61,768
c/o Bongiovi Entertainment, Inc.

SCHEDULE 1.1

                               TRANSFERRED ASSETS
                               ------------------

All Capital Stock of Bongiovi Entertainment, Inc., a Florida corporation ("Bongiovi-Fl"), including all the assets and properties owned by Bongiovi-Fl or in which Seller and Bongiovi- Fl have any right, title, or interest inchoate or otherwise, of every kind and description, wherever located, including all property tangible or intangible and real or personal, good will, processes, supplies, equipment, inventories, goods, chattels, contract rights, customer lists and lists of potential customers, employees, investors, vendors, trademarks, patents and provisional patents, business processes, research and development projects, designs, accounts receivable, bank accounts, cash, securities, claims, web sites, and other intellectual property rights, contract rights, the right to use the name Bongiovi Entertainment (any other trade name or mark) or any similar name or names in connection with this Asset Purchase and Sale Agreement, and all other names, trademarks, or copyrights used by Seller and Bongiovi-Fl in connection with Bongiovi-Fl regarding Bongiovi-Fl's business or products, as well as any assets, properties, projects, etc. that may have been developed by, prior to, during or after the original merger closed as of September 22, 2002.

                                  SCHEDULE 1.2

                                 EXCLUDED ASSETS
                                 ---------------

Those assets not contained in Schedule 1.1.

                                 SCHEDULE 1.3.2

                              EXCLUDED LIABILITIES
                              --------------------

$600,000 8% Convertible Promissory Note between the Company and Sarmatan Developments, Ltd. dated as of September, 2002 together with all accrued interest and penalties (as of the Closing Date).

                                  Schedule 2.1

                          Certificate of Good Standing

                                  SCHEDULE 2.4

LITIGATION
----------

None.

                                  SCHEDULE 2.5

                                      LIENS
                                      -----

None.

                                 SCHEDULE 4.3.1

                                  BILL OF SALE

                                  BILL OF SALE
                                  ------------

WHEREAS, pursuant to the Asset Purchase and Sale Agreement, dated _____, 2004 (the " Purchase Agreement"), between Seller and Buyers, Seller agrees to sell, assign, transfer and deliver to Buyers, and Buyers agree to purchase and accept, the "Transferred Assets" as referred to in the Purchase Agreement; and WHEREAS, Seller is executing and delivering this Bill of Sale to Buyers for the purpose of selling, assigning, transferring, delivering to, and vesting in, Buyers, the Transferred Assets.

NOW, THEREFORE, in consideration of the premises and of the payment by Buyers of the purchase price and other good and valuable consideration, receipt of which is hereby acknowledged, Seller by these presents does sell, assign, transfer and deliver to, and vest in, Buyers, its successors and assigns forever, all of Seller's rights, title and interests, legal and equitable, in and to each and every one of the Transferred Assets, free and clear of any liens, claims, encumbrances or restrictions of any kind, including without limitation the Transferred Assets as listed on Schedule 1.1 of the annexed Asset Purchase and Sale Agreement. Buyers may, at their sole discretion, exclude any or all of the property described in this paragraph or in Schedule 1.1 from the Assets to be transferred pursuant to this Bill of Sale, as disclosed herein.
TO HAVE AND TO HOLD all the Assets unto Buyers, their successors and assigns forever.

         Section 1. Seller hereby constitutes and appoints Buyers, their successors and assigns the true and lawful attorney and attorneys of Seller with full power of substitution in their name and stead, but on behalf and for the benefit of Buyers, their successors and assigns, to demand and receive any and all of the assets, properties and rights assigned or to be assigned to Buyers pursuant to the Asset Purchase and Sale Agreement and to give receipts and releases for and in respect to the same or any part thereof, to endorse any claim or right of any kind in respect thereof and to do all acts and things in relation to the above-mentioned assets, properties and rights which Buyers, their successors or assigns may deem desirable, Seller hereby declaring that the foregoing powers are coupled with an interest and are not revocable and shall not be revoked by Seller for any reason whatsoever.

         Section 2. Seller hereby authorize Buyers, their successors and assigns to receive and open all mail, telegrams and other communications, and all express, or other packages, addressed to Seller, and to retain the same insofar as they relate to the Assets, but any such mail, telegrams, communications or express or other packages (or copies thereof) not relating primarily to the Assets shall be forwarded forthwith to Seller. The foregoing shall constitute full authorization to the postal authorities, all telegraph and express companies, and all other persons to make delivery of such items to Buyers.

         Section 3. Nothing in this Bill of Sale, express or implied, is intended or shall be construed to confer upon or give to, any person, firm or corporation other than Buyers and Seller and their respective successors and assigns, any remedy or claim under or by reason of this Bill of Sale or any term, covenant or condition hereof, and all the terms, covenants and conditions, promises and agreements contained in this Bill of Sale shall be for the sole and exclusive benefit of Buyers and Seller and their respective successors and assigns.

         Section 4. Seller for itself, its successors and assigns hereby covenants and agrees that, any time and from time to time forthwith upon the written request of Buyers, Seller will, at Buyers' expense, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered, all and every such further acts, deeds, assignments, transfers, conveyances, powers of attorney, and assurances as may be reasonably required by Buyers in order to sell, assign, transfer, and convey to, and vest in, Buyers, their successors and assigns, or to aid and assist Buyers in reducing to possession any or all of the Assets assigned or to be assigned to Buyers.
Section 5. This Bill of Sale is executed by, and shall be binding upon, Seller, its successors and assigns, for the uses and purposes above set forth and referred to, as of the effective date thereof. Section 6. Seller shall be bound by its covenants, representations and warranties contained in the Purchase Agreement as if recited in full herein. IN WITNESS WHEREOF, Seller have duly executed this Bill of Sale as of the date first above written. Seller:

Bongiovi Entertainment,  Inc.
        Ronald E. Simmons
By:______________________
Its: President